Alpha Strategies I Fund

                  a series of AIP Alternative Strategies Funds

                                                                 August 26, 2002
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                          Supplement to the Prospectus
                              dated August 16, 2002

Alpha Strategies I, a series of AIP Alternative Strategies Funds, (the "Fund") has commenced an initial public offering period from August 26 to September 20, 2002 (the "Subscription Period"), at a subscription/offering price of $10.00 per share.

Alpha Strategies I is designed for long-term investors seeking absolute investment returns, utilizing alternative investment strategies typically found in unregistered hedge funds, in a fully registered open-end mutual fund.

Orders received during the Subscription Period will not be processed before commencement of operations (currently scheduled for September 23, 2002). Orders to purchase shares of the Fund that are accompanied by payment and that are received after August 26, 2002 will be deemed orders to purchase shares of the Fund as of the commencement of operations and will be processed and priced at the initial offering price of $10.00 per share into the appropriate Fund on September 23, 2002.

Thus, in order to obtain the initial offering price of $10.00 per share, an order, accompanied by payment, must be received on or after August 26, 2002 but not later than 4:00 P.M. Eastern Time, September 20, 2002.

Shares of the Fund will not be available to the public prior to the Fund's commencement of operations except through these subscription offers.

Please consult the Fund's Prospectus for a complete description of the costs and risks associated with a continued investment.

The Fund's prospectus is available by calling 1-877-Low-Beta (569-2382) or via the internet at www.aipfunds.com.


     Please keep this Supplement dated August 26, 2002 with your Prospectus.